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                                                                    EXHIBIT 23.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in this registration statement
of PriCellular Wireless Corporation on Form S-4 (File No. 333-     ) of our
report dated January 25, 1996, on our audits of the financial statements of Cellular of Upstate New York, Inc. as of December 31, 1995 and 1994 and for the years then ended. We also consent to the reference to our firm under the caption "Experts".

                                          COOPERS & LYBRAND LLP

Albany, New York
November 17, 1996